Risk management	12 Months Ended
Dec. 31, 2022
Risk Management
Risk management

34.	Risk management

The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates.

To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes account of risks in its business decisions and manages any such risk in an integrated manner in order to enjoy the benefits of diversification.

The Company presents a sensitivity analysis of factors relating to its corporate risk management process. The possible and remote scenarios are related to events with low and very low probability of occurrence, respectively. The period of application of the sensitivity analysis is one year, except for operations with commodity derivatives, for which a three-month period is applied, due to the short-term nature of these transactions.

34.1.	Derivative financial instruments

A summary of the positions of the derivative financial instruments held by the Company and recognized in other current assets and liabilities as of December 31, 2022 , as well as the amounts recognized in the statement of income and other comprehensive income and the guarantees given is set out as follows:

		Statement of Financial Position
				Fair value
	Notional value		Asset Position (Liability)		Maturity
	12.31.2022	12.31.2021	12.31.2022	12.31.2021
Derivatives not designated for hedge accounting
Future contracts - total (*)	683	(1,308)	(40)	(1)
Long position/Crude oil and oil products	9,058	1,380	-	-	2023
Short position/Crude oil and oil products	(8,375)	(2,688)	-	-	2023
Swap (**)					−
Long put/ Soybean oil (**)	(3)	(11)	−	-	2023
Forward contracts
Short position/Foreign currency forwards (BRL/USD) (***)	-	US$ 15	-	-	-
Swap
Foreign currency / Cross-currency Swap (***)	-	GBP 583	-	23	-
Foreign currency / Cross-currency Swap (***)	-	GBP 442	-	(50)	-
Swap - CDI X IPCA	R$ 3,008	R$ 3,008	(16)	(1)	2029/2034
Foreign currency / Cross-currency Swap (***)	US$ 729	US$ 729	(64)	(221)	2024/2029
Total recognized in the Statement of Financial Position			(120)	(250)
(*) Notional value in thousands of bbl.
(**) Notional value in thousands of tons.
(***) Amounts in US$, GBP and R$ are presented in million.

	Gains/ (losses) recognized in the statement of income
	2022	2021	2020
Commodity derivatives
Crude oil - Note 34.2 (a)	−	−	(502)
Other commodity derivative transactions - Note 34.2 (b)	(256)	(79)	194
Recognized in Other Income and Expenses	(256)	(79)	(308)
Currency derivatives
Swap Pounds Sterling x Dollar - Note 34.3 (b)	(297)	(85)	11
NDF – Euro x Dollar	−	−	(23)
NDF – Pounds Sterling x Dollar	−	9	20
Swap CDI x Dollar - Note 34.3 (b)	211	(3)	(284)
Others	5	1	(2)
	(81)	(78)	(278)
Interest rate derivatives
Swap - CDI X IPCA - Note 34.3 (b)	(50)	(41)	(36)
	(50)	(41)	(36)
Cash flow hedge on exports - Note 34.3 (a)	(4,871)	(4,585)	(4,720)
Recognized in Net finance income (expense)	(5,002)	(4,704)	(5,034)
Total	(5,258)	(4,783)	(5,342)

	Gains/ (losses) recognized in other comprehensive income
	2022	2021	2020
Cash flow hedge on exports - Note 34.3 (a)	10,094	636	(16,740)

	Guarantees given as collateral
	12.31.2022	12.31.2021
Commodity derivatives	96	15
Currency derivatives	−	27
Total	96	42

A sensitivity analysis of the derivative financial instruments for the different types of market risks as of December 31, 2022 is set out as follows:

Financial Instruments	Risk	Probable Scenario	Reasonably possible scenario	Remote Scenario
Derivatives not designated for hedge accounting
Future and forward contracts	Crude oil and oil products - price changes	-	(135)	(269)
		−	(135)	(269)

The probable scenario uses market references, used in pricing models for oil, oil products and natural gas markets, and takes into account the closing price of the asset on December 31, 2022. Therefore, no variation is considered arising from outstanding operations in this scenario. The reasonably possible and remote scenarios reflect the potential effects on the statement of income from outstanding transactions, considering a variation in the closing price of 20% and 40%, respectively. To simulate the most unfavorable scenarios, the variation was applied to each asset according to open transactions: price decrease for long positions and increase for short positions.

34.2.	Risk management of products prices

The Company is usually exposed to commodity price cycles, although it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the targets of the Strategic Plan are being met.

a)	Crude Oil

In March 2020, in order to preserve the Company's liquidity, Petrobras approved a hedge strategy for exported oil already shipped but not priced mainly due to the high volatility at that time, both due to the effects of the oil price drop and the effects of the COVID-19 pandemic on the global oil consumption.

As a result of this strategy, from April 2020, transactions using forward (swap) and futures contracts were carried out. Forward transactions do not require initial disbursement, whereas future transactions require margin deposits, depending on the volume contracted.

b)	Other commodity derivative transactions

Petrobras, by use of its assets, positions and market knowledge from its operations in Brazil and abroad, occasionally seeks to optimize some of its commercial operations in the international market, with the use of commodity derivatives to manage price risk.

34.3.	Foreign exchange risk management

The Company’s Risk Management Policy provides for, as an assumption, an integrated risk management that extends to the whole corporation, pursuing the benefit from the diversification of its businesses.

By managing its foreign exchange risk, the Company takes into account the cash flows derived from its operations as a whole. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.

Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.

Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as high probable future transactions, monetary items and firm commitments.

The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in US dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.

Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the US dollar debt portfolio taking into account changes in such portfolio over time.

The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected.

In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. Dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports

The carrying amounts, the fair value as of December 31, 2022, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 5,2177 exchange rate are set out below:

		Present value of hedging instrument notional value at 12.31.2022
Hedging Instrument	Hedged Transactions	Nature of the Risk	Maturity Date	US$ million	R$ million
Foreign exchange gains and losses on proportion of non-derivative financial instruments cash flows	Foreign exchange gains and losses of highly probable future monthly exports revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2023 to December 2032	62,119	324,121

Changes in the present value of hedging instrument notional value	US$ million	R$ million
Amounts designated as of December 31, 2021	72,640	405,370
Additional hedging relationships designated, designations revoked and hedging instruments re-designated	14,589	76,263
Exports affecting the statement of income	(12,037)	(62,172)
Principal repayments / amortization	(13,073)	(67,270)
Foreign exchange variation	-	(28,070)
Amounts designated as of December 31, 2022	62,119	324,121
Nominal value of hedging instrument (finance debt and lease liability) at December 31, 2022	72,393	377,723

In the year ended December 31, 2022, the Company recognized a US$ 62 loss within foreign exchange gains (losses) due to ineffectiveness (a US$ 15 gain in the same period of 2021).

The average ratio of future exports for which cash flow hedge accounting was designated to the highly probable future exports is 48.58%.

A roll-forward schedule of cumulative foreign exchange losses recognized in other comprehensive income as of December 31, 2022 is set out below:

	Exchange rate variation	Tax effect	Total
Balance at December 31, 2021	(36,621)	12,452	(24,169)
Recognized in Other comprehensive income	5,223	(1,776)	3,447
Reclassified to the statement of income - occurred exports	4,871	(1,656)	3,215
Balance at December 31, 2022	(26,527)	9,020	(17,507)

	Exchange rate variation	Tax effect	Total
Balance at December 31, 2020	(37,257)	12,667	(24,590)
Recognized in Other comprehensive income	(3,949)	1,344	(2,605)
Reclassified to the statement of income - occurred exports	4,585	(1,559)	3,026
Balance at December 31, 2021	(36,621)	12,452	(24,169)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecasted export prices and export volumes following a revision of the Company’s strategic plan. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in the Strategic Plan 2023-2027, would not indicate a reclassification from equity to the statement of income.

A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2022 is set out below:

	2023	2024	2025	2026	2027	2028	2029 to 2032	Total
Expected realization	(7,613)	(5,692)	(3,558)	(3,019)	(3,258)	(2,251)	(1,136)	(26,527)

Accounting policy for hedge accounting

At inception of the hedge relationship, the Company documents its objective and strategy, including identification of the hedging instrument, the hedged item, the nature of the hedged risk and evaluation of hedge effectiveness requirements.

Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future exports revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.

Foreign exchange gains and losses on proportions of debt obligations and lease liability (non-derivative financial instruments) have been designated as hedging instruments.

The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount. Only a portion of the Company’s forecast exports are considered highly probable.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in US dollar.

The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated in order to achieve the risk management strategy.

Foreign exchange gains and losses relating to the effective portion of such hedges are recognized in other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income.

Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.

If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from equity to the statement of income.

In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.

Gains or losses relating to the ineffective portion are immediately recognized in finance income (expense). Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value.

b)	Information on ongoing contracts

Cross currency swap – Pounds Sterling x Dollar

In 2017, the Company, through its wholly owned subsidiary Petrobras Global Trading B.V. (PGT), entered into cross currency swaps maturing in 2026 and 2034, with notional amounts of £ 700 million and £ 600 million, respectively, in order to hedge its Pound/U.S. Dollar exposure arising from bonds issued amounting to £ 1,300.

Over the last few years, Petrobras repurchased part of these bonds, reducing its position in this derivative instrument. Between October and November 2022, after carrying out an integrated analysis of the main risk factors to which the Company is exposed, Petrobras terminated the position in this derivative instrument.

Swap contracts – IPCA x CDI and CDI x Dollar

In September 2019, Petrobras contracted a cross currency swap aiming to protect against exposure arising from the 7th issuance of debentures, settled on October 9, 2019, in the total notional amount of US$ 367 for IPCA x CDI operations, maturing in September 2029 and September 2034, and US$ 240 for CDI x U.S. Dollar operations, maturing in September 2024 and September 2029.

In July 2022, the Company approved a repurchase plan for these debentures, to held them in treasury or resell them. At December 31, 2022, only an immaterial amount of this debt had been effectively repurchased. Thus, the position in this swap remains unchanged.

Changes in interest rate forward curves (CDI interest rate) may affect the Company's results, due to the market value of these swap contracts. In preparing a sensitivity analysis for these curves, a parallel shock on this curve was estimated based on the average maturity of these swap contracts, in the scope of the Company’s Risk Management Policy. For possible and remote scenarios, the effects of 40% (500 b.p.) and 80% (1,000 b.p.) variations, respectively, on the interest rate forward curves were estimated. The effects of this sensitivity analysis, keeping all other variables remaining constant, are shown in the following table:

	Possible Result	Remote Result
SWAP cambial (IPCA x USD)	(13)	(15)

The methodology used to calculate the fair value of this swap operation consists of calculating the future value of the operations, using rates agreed in each contract and the projections of the forward curves, IPCA coupon and foreign exchange coupon, discounting to present value using the risk-free rate. Curves are obtained from Bloomberg based on forward contracts traded in stock exchanges.

Finally, the mark-to-market is adjusted to the credit risk of the financial institutions, which is not relevant in terms of financial volume, since the Company makes contracts with highly rated banks.

c)	Sensitivity analysis for foreign exchange risk on financial instruments

A sensitivity analysis is set out below, showing the probable scenario for foreign exchange risk on financial instruments, computed based on external data along with reasonably possible and remote scenarios (20% and 40% changes in the foreign exchange rates prevailing on December 31, 2022, respectively), except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies. This analysis only covers the exchange rate variation and maintains all other variables constant.

Risk	Financial Instruments	Exposure at 12.31.2022	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario
Dollar/Real	Assets	7,448	75	1,490	2,979
	Liabilities	(96,873)	(971)	(19,374)	(38,749)
	Exchange rate - Cross currency swap	(576)	(6)	(115)	(231)
	Cash flow hedge on exports	62,120	623	12,424	24,848
	Total	(27,881)	(279)	(5,575)	(11,153)

Euro/Dollar	Assets	1,018	32	204	407
	Liabilities	(2,173)	(68)	(435)	(869)
	Total	(1,155)	(36)	(231)	(462)

Pound/Dollar	Assets	1,445	33	289	578
	Liabilities	(2,879)	(66)	(576)	(1,152)
	Total	(1,434)	(33)	(287)	(574)

Pound/Real	Assets	2	−	−	1
	Liabilities	(26)	(1)	(5)	(10)
	Total	(24)	(1)	(5)	(9)

Euro/Real	Assets	4	−	1	2
	Liabilities	(63)	(3)	(12)	(25)
	Total	(59)	(3)	(11)	(23)
Total at December 31, 2022		(30,553)	(352)	(6,109)	(12,221)
(*) At , the probable scenario was computed based on the following risks: R$ x U.S. Dollar - a 1% depreciation of the Real; Euro x Dollar: a 3.1 appreciation of the Euro; Pound Sterling x U.S. Dollar: a 2.26% appreciation of the Pound Sterling; Real x Euro: a 4.2% depreciation of the Real; and Real x Pound Sterling - a 3.3% depreciation of the Real. Source: Focus and Thomson Reuters.

34.4.	Interest rate risk management

The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.

The sensitivity analysis of interest rate risk presented in the table below is carried out for a twelve-month term. Amounts referring to reasonably possible and remote scenarios mean the total floating interest expense if there is a variation of 40% and 80% in these interest rates, respectively, maintaining all other variables constant.

The following table presents the amounts to be disbursed by Petrobras with the payment of interest related to debts with floating interest rates at December 31, 2022:

Risk	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario
LIBOR 3M	12	16	19
LIBOR 6M	655	917	1,179
SOFR 3M	84	109	135
SOFR 6M	17	23	30
CDI	181	253	325
TJLP	70	98	126
IPCA	96	134	173
	1,115	1,550	1,987
(*) The probable scenario was calculated considering the quotations of currencies and floating rates to which the debts are indexed.

34.5.	Liquidity risk management

The possibility of a shortage of cash or other financial assets in order to settle the Company’s obligations on the agreed dates is managed by the Company. In the Company’s consolidated financial statements for the year ended December 31, 2022, the net working capital was negative. To mitigate such position, the Company has investments in post-fixed Bank Deposit Certificates (CDB) classified as non-current assets (see note 7.2), with daily liquidity.

Following its liability management strategy, the Company regularly evaluates market conditions and may enter into transactions to repurchase its own securities or those of its affiliates, through a variety of means, including tender offers, make whole exercises and open market repurchases, in order to improve its debt repayment profile and cost of debt.

34.6.	Credit risk

Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through efficient credit analysis, granting and management based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.

The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets. Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.

34.6.1.	Credit quality of financial assets
a)	Trade and other receivables

Most of Petrobras's clients do not have a risk rating granted by rating agencies. Thus, for the definition and monitoring of credit limits, management evaluates the customer's field of activity, commercial relationship, financial relationship with Petrobras and its financial statements, among other aspects.

b)	Other financial assets

Credit quality of cash and cash equivalents, as well as marketable securities, is based on external credit ratings provided by Standard & Poor’s, Moody’s and Fitch. The credit quality of those financial assets, that are neither past due nor considered to be credit impaired, are set out below:

	Cash and cash equivalents		Marketable securities
	12.31.2022	12.31.2021	12.31.2022	12.31.2021
AA	−	1,152	−	−
A	3,806	1,145	820	−
BBB	212	2,308	−	−
BB	917	3,672	205	−
AAA.br	3,034	530	3,311	694
AA.br	1	1,639	1	−
Other ratings	26	21	−	−
	7,996	10,467	4,337	694

34.7.	Fair value of financial assets and liabilities
	Level I	Level II	Level III	Total fair value recorded
Assets
Balance at December 31, 2022	-	-	-	−
Balance at December 31, 2021	−	23	−	23

Liabilities
Foreign currency derivatives	-	(64)	-	(64)
Commodity derivatives	(40)	−	-	(40)
Interest rate derivatives	−	(17)	-	(17)
Balance at December 31, 2022	(40)	(81)	-	(121)
Balance at December 31, 2021	(1)	(272)	−	(273)

The fair value of other financial assets and liabilities is presented in the respective notes: 7 – Marketable securities; 13 – Trade and other receivables; and 31 – Finance debt (estimated amount).

The fair values of cash and cash equivalents, current debt and other financial assets and liabilities are equivalent or do not differ significantly from their carrying amounts.